                                                                   EXHIBIT 99.1


                    Kimco Realty Corporation and Subsidiaries
         Computation of Ratio of Earnings to Combined Fixed Charges and
                           Preferred Stock Dividends
                    For the three months ended March 31, 2005


Pretax earnings from continuing operations before adjustment for
  minority interests or income loss from equity investees                $ 54,869,587

Add:
   Interest on indebtedness (excluding capitalized interest)               28,505,203
   Amortization of debt related expenses                                      834,231
   Portion of rents representative of the
     interest factor                                                        1,261,487
                                                                         ------------
                                                                           85,470,508

Distributed income from equity investees                                   33,815,457
                                                                         ------------

       Pretax earnings from continuing operations, as adjusted           $119,285,965
                                                                         ============
Combined fixed charges and preferred stock dividends -
   Interest on indebtedness (including capitalized interest)             $ 30,952,516
   Preferred stock dividends                                                2,909,375
   Amortization of debt related expenses                                      543,976
   Portion of rents representative of the
     interest factor                                                        1,261,487
                                                                         ------------

        Combined fixed charges and preferred stock dividends             $ 35,667,354
                                                                         ============
Ratio of Earnings to Combined Fixed Charges
   and Preferred Stock Dividends                                                  3.3
                                                                         ============


                                                                   EXHIBIT 99.1



                    Kimco Realty Corporation and Subsidiaries
                Computation of Ratio of Earnings to Fixed Charges
                    For the three months ended March 31, 2005


Pretax earnings from continuing operations before adjustment for
  minority interests or income loss from equity investees                     $ 54,869,587

Add:
   Interest on indebtedness (excluding capitalized interest)                    28,505,203
   Amortization of debt related expenses                                           834,231
   Portion of rents representative of the
     interest factor                                                             1,261,487
                                                                              ------------
                                                                                85,470,508

Distributed income from equity investees                                        33,815,457
                                                                              ------------

       Pretax earnings from continuing operations, as adjusted                $119,285,965
                                                                              ============


Fixed charges -
   Interest on indebtedness (including capitalized interest)                  $ 30,952,516
   Amortization of debt related expenses                                           543,976
   Portion of rents representative of the
     interest factor                                                             1,261,487
                                                                              ------------

        Fixed charges                                                         $ 32,757,979
                                                                              ============

Ratio of earnings to fixed charges                                                     3.6
                                                                              ============

